Related Parties	12 Months Ended
Dec. 31, 2014
Related Parties
21. Related Parties

On July 19, 2012, Mr. Peter Gray retired as a Director and employee of the Company. The Company subsequently entered into an agreement with Integritum Limited, a company controlled by Mr. Gray, for the provision of consultancy services for a period of two years from August 1, 2012, at an agreed fee of €265,000 ($350,000) per annum.

On December 31, 2009, Dr. John Climax retired as Chairman of the Board of the Company. From January 2010 he has held the position as an outside director of the Company. The Company entered into an agreement with Rotrua Limited, a company controlled by Dr. Climax for the provision of consultancy services for a period of three years from January 1, 2010, at an agreed fee of €262,500 ($346,000) per annum. The consultancy agreement expired in December 2012.